                                                                    EXHIBIT 20.1

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date OCTOBER 16, 2000 and with respect to the performance of the Trust during the related Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A      Information Regarding the Currrent Monthly Distribution
       (Stated on the basis of $1,000 Original Certificate Principal Amount)

       1      The amount of the current monthly distribution in
              respect of Class A Monthly Principal                                                    0
                                                                                ------------------------

       2      The amount of the current monthly distribution in
              respect of Class B Monthly Principal                                                    0
                                                                                ------------------------

       3      The amount of the current monthly distribution in
              respect of Collateral Monthly Principal                                        13,878,041
                                                                                ------------------------

       4      The amount of the current monthly distribution in
              respect of CLASS A MONTHLY INTEREST                                             5,380,179
                                                                                ------------------------

       5      The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts                                                   0
                                                                                ------------------------

       6      The amount of the current monthly distribution in
              respect of Class A Additional Interest                                                  0
                                                                                ------------------------

       7      The amount of the current monthly distribution in
              respect of CLASS B MONTHLY INTEREST                                               447,976
                                                                                ------------------------

       8      The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts                                                   0
                                                                                ------------------------

       9      The amount of the current monthly distribution in
              respect of Class B Additional Interest                                                  0
                                                                                ------------------------

       10     The amount of the current monthly distribution in
              respect of COLLATERAL MONTHLY INTEREST                                            489,109
                                                                                ------------------------

       11     The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral monthly interest                           0
                                                                                ------------------------

B      Information Regarding the Performance of the Trust

       1      COLLECTION OF PRINCIPAL RECEIVABLES

              a)     The aggregate amount of Principal Collections
                     processed during the related Monthly
                     Period which were allocated in respect of the
                     Class A Certificates                                                    79,492,070
                                                                                ------------------------

              b)     The aggregate amount of Principal Collections
                     processed during the related Monthly
                     Period which were allocated in respect of the
                     Class B Certificates                                                     6,503,920
                                                                                ------------------------

              c)     The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Collateral Interest                                                     10,358,060
                                                                                ------------------------

       2      PRINCIPAL RECEIVABLES IN THE TRUST

              a)     The aggregate amount of Principal
                     Receivables in the Trust as of the end of the
                     day on the last day of the related Monthly
                     Period (ending Principal Balance)                                    1,906,191,734
                                                                                ------------------------

              b)     The amount of Principal Receivables in the
                     Trust represented by the Series 1996-1
                     Adjusted Investor Interest as of the end of
                     the day on the last day of the related
                     Monthly Period (09/30/00)                                              729,475,649
                                                                                ------------------------

              c)     The amount of Principal Receivables in the
                     Trust represented by the Class A Adjusted
                     Investor Interest as of the end of the day
                     on the last day of the related Monthly
                     Period (09/30/00)                                                      574,293,782
                                                                                ------------------------

              d)     The amount of Principal Receivables in the
                     Trust represented by the Class B Investor
                     Interest as of the end of the day on the
                     last day of the related Monthly Period (09/30/00)                       75,273,000
                                                                                ------------------------

              e)     The amount of Principal Receivables in
                     the Trust represented by the Collateral
                     Adjusted Interest as of the end of the day on the last
                     day of the related Monthly Period (09/30/00)                            79,908,867
                                                                                ------------------------

              f)     The Floating Investor Percentage with
                     respect to the related Monthly Period                                       38.17%
                                                                                ------------------------

              g)     The Class A Floating Allocation with respect
                     to the related Monthly Period                                               30.05%
                                                                                ------------------------

              h)     The Class B Floating Allocation with respect
                     to the related Monthly Period                                                3.94%
                                                                                ------------------------

              i)     The Collateral Floating Allocation with respect
                     to the related Monthly Period                                                4.18%
                                                                                ------------------------

              j)     The Fixed Investor Percentage with respect to
                     the related Monthly Period                                                  58.35%
                                                                                ------------------------

              k)     The Class A Fixed Allocation with respect to
                     the related Monthly Period                                                  48.14%
                                                                                ------------------------

              l)     The Class B Fixed Allocation with respect to
                     the related Monthly Period                                                   3.94%
                                                                                ------------------------

              m)     The Collateral Fixed Allocation with respect
                     to the related Monthly Period                                                6.27%
                                                                                ------------------------

       3      DELINQUENT BALANCES

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:
                                                   Aggregate                    Percentage of
                                                   Account                      Total
                                                   Balance                      Receivables

              a) 35 - 64 days                               27,621,356                            1.39%
                                                   --------------------         ------------------------
              b) 65-94 days                                 14,023,649                            0.71%
                                                   --------------------         ------------------------
              c) 95-124 days                                 9,062,381                            0.46%
                                                   --------------------         ------------------------
              d) 125-154 days                                7,473,284                            0.38%
                                                   --------------------         ------------------------
              e) 155 or more days                            6,647,422                            0.33%
                                                   --------------------         ------------------------
              Total                                         64,828,091                            3.27%
                                                   --------------------         ------------------------

       4      CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

              a)     The Aggregate Credit Loss Amount for
                     the related Monthly Period                                               2,761,845
                                                                                ------------------------

              b)     The Class A Credit Loss Amount for
                     the related Monthly Period                                               2,278,522
                                                                                ------------------------

              c)     The Class B Credit Loss Amount for
                     the related Monthly Period                                                 186,425
                                                                                ------------------------

              d)     The Collateral Credit Loss Amount for
                     the related Monthly Period                                                 296,898
                                                                                ------------------------

       5      INVESTOR CHARGE OFFS

              a)     The aggregate amount of Class A Investor
                     Charge Offs for the related Monthly Period                                       0
                                                                                ------------------------

              b)     The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(a) above per $1,000
                     of original certificate principal amount                                         0
                                                                                ------------------------

              c)     The aggregate amount of Class B Investor
                     Charge Offs for the related Monthly Period                                       0
                                                                                ------------------------

              d)     The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(c above per $1,000
                     of original certificate principal amount                                         0
                                                                                ------------------------

              e)     The aggregate amount of Collateral Charge
                     Offs for the related Monthly Period                                              0
                                                                                ------------------------

              f)     The aggregate amount of Collateral Charge
                     Offs set forth in 5(e) above per $1,000 of
                     original certificate principal amount                                            0
                                                                                ------------------------

              g)     The aggregate amount of Class A Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                                     0
                                                                                ------------------------

              h)     The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(g) above per
                     $1,000 original certificate principal amount
                     reimbursed on the Transfer Date immediately
                     preceding this Distribution Date                                                 0
                                                                                ------------------------

              i)     The aggregate amount of Class B Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                                     0
                                                                                ------------------------

              j)     The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(i) above per $1,000
                     original certificate principal amount reimbursed
                     on the Transfer Date immediately preceding
                     this Distribution Date                                                           0
                                                                                ------------------------

              k)     The aggregate amount of Collateral Charge
                     Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                                     0
                                                                                ------------------------

              l)     The aggregate amount of Collateral Charge
                     Offs set forth in 5(k) above per $1,000
                     original certificate principal amount reimbursed
                     on the Transfer Date immediately preceding
                     this Distribution Date                                                           0
                                                                                ------------------------

       6      INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

              a)     The amount of the Class A Servicing Fee
                     payable by the Trust to the Servicer for
                     the related Monthly Period                                                 598,223
                                                                                ------------------------

              b)     The amount of the Class B Servicing Fee
                     payable by the Trust to the Servicer for
                     the related Monthly Period                                                  78,409
                                                                                ------------------------

              c)     The amount of the Collateral Servicing Fee
                     payable by the Trust to the Servicer for
                     the related Monthly Period                                                  83,238
                                                                                ------------------------

              d)     The amount of Servicer Interchange (.75%)
                     payable by the Trust to the Servicer for the
                     related Monthly Period                                                     455,922
                                                                                ------------------------
       7      REALLOCATIONS

              a)     The amount of Reallocated Collateral Principal
                     collections with respect to this Distribution Date                               0
                                                                                ------------------------

              b)     The amount of Reallocated Class B Principal
                     collections with respect to this Distribution Date                               0
                                                                                ------------------------

              c)     The COLLATERAL BALANCE as of the close of
                     business on this Distribution Date (10/16/00)                           66,030,826
                                                                                ------------------------

              d)     The CLASS B INVESTOR BALANCE as of the close
                     of business on this Distribution Date                                   75,273,000
                                                                                ------------------------

       8      FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
              ALLOCABLE TO SERIES 1996-1

              a)     The aggregate amount of Collections of Finance
                     Charge Receivables processed during the
                     related Monthly Period which were allocated
                     in respect of the Class A Certificates                                  12,341,959
                                                                                ------------------------

              b)     The aggregate amount of Collections of Finance
                     Charge Receivables processed during the
                     related Monthly Period which were allocated
                     in respect of the Class B Certificates                                   1,349,443
                                                                                ------------------------

              c)     The aggregate amount of Collections of Finance
                     Charge Receivables processed during the
                     related Monthly Period which were allocated
                     in respect of the Collateral Interest                                    1,432,552
                                                                                ------------------------

       9      PRINCIPAL FUNDING ACCOUNT

              a)     The principal amount on deposit in the Principal
                     Funding Account on or before the related Transfer Date
                     (OCTOBER 13, 2000):                                                    460,941,624
                                                                                ------------------------

              b)     The Accumulation Shortfall with respect to the
                     related Monthly Period                                                           0
                                                                                ------------------------

              c)     The Principal Funding Investment Proceeds
                     deposited in the Finance Charge Account on or
                     before the Transfer Date of the related
                     Monthly Period                                                           1,918,721
                                                                                ------------------------

              d)     The amount of all or the portion of the Reserve
                     Draw Amount deposited in the Finance Charge
                     Account on or before the Transfer date of the
                     related Monthly Period from the Reserve Account                            102,976
                                                                                ------------------------

       10     RESERVE DRAW AMOUNT                                                               102,976
                                                                                ------------------------

       11     AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
              SERVICER INTERCHANGE]

              a)     The amount of Class A Available Funds on deposit
                     in the Finance Charge Account on or before the
                     related Transfer Date                                                   14,388,369
                                                                                ------------------------

              b)     The amount of Class B Available Funds on deposit
                     in the Finance Charge Account on the related
                     Transfer Date                                                            1,349,443
                                                                                ------------------------

              c)     The amount of Collateral Available Funds on
                     deposit in the Finance Charge Account on the
                     related Transfer Date                                                    1,432,552
                                                                                ------------------------

       12     PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

              a)     The Portfolio Yield for the related Monthly Period                          21.09%
                                                                                ------------------------

              b)     The Portfolio Adjusted Yield for the related Monthly
                     Period                                                                      11.08%
                                                                                ------------------------

C      FLOATING RATE DETERMINATIONS

       1      LIBOR for the Interest Period ending on this
              Distribution Date                                                 6.62125%
                                                                                ------------------------

       2      Number of days in this interest period                            31
                                                                                ------------------------

       3      Interest Factor                                                   0.0744771%
                                                                                ------------------------

D      CUSIP Numbers
       1      Class A                                                           337365AA8
                                                                                ------------------------
       2      Class B                                                           337365AB6
                                                                                ------------------------



                          FIRST UNION DIRECT BANK, N.A.
                          SERVICER

                          By: /s/ JAMES H. GILBRAITH, II
                             --------------------------------------
                          James H. Gilbraith, II
                          Managing Director
                          First Union Direct Bank, N.A.